                                                                 Exhibit 99.01

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.    00 B 28798
              ---------------------------                            ----------

               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
               ---------------------------------------------------

                      For Month Ending November 30, 2001
                                       -----------


BEGINNING BALANCE IN ALL ACCOUNTS                                       $ 7,743,187
                                                                    -------------------
RECEIPTS:
            1. Receipts from operations                                 $     1,000
                                                                    -------------------
            2. Other Receipts                                           $    56,539
                                                                    -------------------
            3. Miscellaneous Receipts                                   $         -
                                                                    -------------------
            4. Sale Of Assets                                           $         -
                                                                    -------------------
            5. Receipt Of Escrow                                        $         -
                                                                    -------------------
            6. General Motors Funding                                   $         -
                                                                    -------------------
DISBURSEMENTS:
            3. Net payroll:
              a. Officers                                               $    28,928
                                                                    -------------------
              b. Others                                                 $    23,693
                                                                    -------------------
            4. Taxes
              a. Federal Income Taxes                                   $    16,555
                                                                    -------------------
              b. FICA withholdings                                      $     1,587
                                                                    -------------------
              c. Employee's withholdings (2)                            $       444
                                                                    -------------------
              d. Employer's FICA                                        $     1,587
                                                                    -------------------
              e. Federal Unemployment Taxes                             $         -
                                                                    -------------------
              f. State Income Tax                                       $         -
                                                                    -------------------
              g. State Employee withholdings                            $     2,173
                                                                    -------------------
              h. All other taxes                                        $         -
                                                                    -------------------
            5. Necessary expenses:
              a. Rent or mortgage payments (s)                          $     3,559
                                                                    -------------------
              b. Utilities                                              $         -
                                                                    -------------------
              c. Insurance                                              $    10,817
                                                                    -------------------
              d. Merchandise bought for
                    manufacture or sale                                 $         -
                                                                    -------------------
              e. Other necessary expenses
                    Foothill Secured Loan                               $         -
                                                                    -------------------
                    Asset Sale Related Expenses                         $         -
                                                                    -------------------
                    Union Closure Agreement                             $         -
                                                                    -------------------
                    Professional/Trustee Fees                           $   108,923
                                                                    -------------------
                    All Other Disbursements                             $    48,634
                                                                    -------------------

TOTAL DISBURSEMENTS                                                     $   246,899
                                                                    -------------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                       $   (189,359)
                                                                                                         ------------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $  7,551,754
       OPERATING ACCOUNT: 5800272592                                                                     ------------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $      6,363
       PAYROLL ACCOUNT: 5800272618                                                                       ------------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798                                $     (2,102)
       ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                                                        ------------------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION                                                   $     (2,188)
            PAYROLL ACCOUNT: 5800026501                                                                  ------------------
ENDING BALANCE IN ALL ACCOUNTS                                          $ 7,553,827
                                                                    -------------------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments


                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:   00 B 28798
              ---------------------------                            ----------

                                RECEIPTS LISTING
                                ----------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF NOVEMBER 1, 2001 THROUGH NOVEMBER 30, 2001 (1)


      DATE RECEIVED                                    DESCRIPTION                                      AMOUNT
      -------------                                    -----------                                     --------
      None                                  General Motors                                             $      -
      None                                  Chrysler Progress Payments                                        -
      None                                  Chrysler Holdbacks                                                -
      None                                  Chrysler Repairs                                                  -
      None                                  Misc. Holdbacks & Acceptances                                     -
      None                                  Verson Std. Products                                              -
      None                                  Corporate                                                         -
      None                                  Receipt of Escrow                                                 -
      None                                  Note Receivable                                                   -
                                            Additional Receipts                                               -
      Various                                          Employee Related/COBRA Receipts-Foothill               -
      Various                                          Operational Receipts                               1,000
      Various                                          Sales Of Assets                                        -
      Various                                          Other Receipts                                    56,539
      Various                                          GM Funding                                             -
                                                                                                      ---------
                               TOTAL  RECEIPTS                                                        $  57,539
                                                                                                      ---------

(1) Please see attached pages for the detail of receipts by Company bank account



                        OPERATING REPORT Page 2 (2 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:   00 B 28798
              ---------------------------                            ----------

                                RECEIPTS LISTING
                                ----------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------

Bank:             LASALLE BANK N.A.
                  -------------------------------------------------------------

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  -------------------------------------------------------------

Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                  -------------------------------------------------------------

Account No.:      5800272592
                  -------------------------------------------------------------


      DATE RECEIVED                                    DESCRIPTION                                      AMOUNT
      -------------                                    -----------                                     --------
      None                                  General Motors                                             $       -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
      Various                               Additional Receipts                                                -
      Various                                          Employee Related/COBRA Receipts-Foothill                -
      Various                                          Operational Receipts                                1,000
      Various                                          Sales Of Assets                                         -
      Various                                          Other Receipts                                     56,539
      Various                                          GM Funding                                              -
                                                                                                       ----------
                               TOTAL  RECEIPTS                                                         $  57,539
                                                                                                       ----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (3 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:   00 B 28798
              ---------------------------                            ----------

                                RECEIPTS LISTING
                                ----------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------

Bank:             LASALLE BANK N.A.
                  -------------------------------------------------------------

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  -------------------------------------------------------------

Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                  -------------------------------------------------------------

Account No.:      5800272618
                  -------------------------------------------------------------


      DATE RECEIVED                                    DESCRIPTION                                        AMOUNT
      -------------                                    -----------                                        ------
      None                                  General Motors                                                $    -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
                                            Additional Receipts
      None                                             Employee Related/COBRA Receipts-Foothill                -
      None                                             Operational Receipts                                    -
      None                                             Sales Of Assets                                         -
      None                                             Other Receipts                                          -
      None                                             GM Funding                                              -
                                                                                                       ---------
                               TOTAL  RECEIPTS                                                            $    -
                                                                                                       ---------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (4 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:   00 B 28798
              ---------------------------                            ----------

                                RECEIPTS LISTING
                                ----------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------

Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ---------------------------------------------------------------

Account No.:    5800272600
                ---------------------------------------------------------------


      DATE RECEIVED                                    DESCRIPTION                                        AMOUNT
      -------------                                    -----------                                        ------
      None                                  General Motors                                                $    -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
                                            Additional Receipts
      None                                             Employee Related/COBRA Receipts-Foothill                -
      None                                             Operational Receipts                                    -
      None                                             Sales Of Assets                                         -
      None                                             Other Receipts                                          -
      None                                             GM Funding                                              -
                                                                                                       ---------
                               TOTAL  RECEIPTS                                                            $    -
                                                                                                       ---------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (5 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:   00 B 28798
              ---------------------------                            ----------

                                RECEIPTS LISTING
                                ----------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------

Bank:             LASALLE BANK N.A.
                  -------------------------------------------------------------

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  -------------------------------------------------------------

Account Name:     VERSON CORPORATION PAYROLL ACCOUNT
                  -------------------------------------------------------------

Account No.:      5800026501
                  -------------------------------------------------------------


      DATE RECEIVED                                    DESCRIPTION                                        AMOUNT
      -------------                                    -----------                                        ------
      None                                  General Motors                                                $    -
      None                                  Chrysler Progress Payments                                         -
      None                                  Chrysler Holdbacks                                                 -
      None                                  Chrysler Repairs                                                   -
      None                                  Misc. Holdbacks & Acceptances                                      -
      None                                  Verson Std. Products                                               -
      None                                  Corporate                                                          -
      None                                  Receipt of Escrow                                                  -
      None                                  Note Receivable                                                    -
                                            Additional Receipts
      None                                             Operational Receipts                                    -
      None                                             Operational Receipts-Foothill Account                   -
      None                                             Sales Of Assets                                         -
      None                                             Other Receipts                                          -
      None                                             GM Funding                                              -
                                                                                                       ---------
                               TOTAL  RECEIPTS                                                            $    -
                                                                                                       ---------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                        OPERATING REPORT Page 2 (6 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.    00 B 28798
              ---------------------------                            ----------

                              DISBURSEMENT LISTING
                              --------------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------



SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF NOVEMBER 1, 2001 THROUGH NOVEMBER 30, 2001


 DATE DISBURSED            CHECK/WIRE NO.                        DESCRIPTION                               AMOUNT
---------------            --------------                        -----------                               ------
    Various                       Various              Salaries, Benefits & Insurance                     $  85,783
      None                         None                Stay Bonus                                                 -
      None                         None                Utilities                                                  -
    Various                       Various              Rents & Leases                                         3,559
      None                         None                Remaining Man. Costs                                       -
      None                         None                Pre-Petition Vendor Payments                               -
      None                         None                Real Estate Taxes                                          -
      None                         None                Asset Sale Related Expenses                                -
      None                         None                Foothill Capital-Secured Loan                              -
      None                         None                Union Closure Agreement                                    -
      None                         None                Parts Purchases                                            -
    Various                       Various              Professional/Trustee Fees                            108,923
      None                         None                Foothill Principal Payments                                -
      None                         None                Boeing Letter of Credit                                    -
      None                         None                Federal and State Income Taxes                             -
      None                         None                Foothill Interest & Fees                                   -
    Various                       Various              All Other                                             48,634
                                                                                                         ----------
                                               TOTAL DISBURSEMENTS                                        $ 246,899
                                                                                                          ---------

(1) Please see attached pages for the detail of disbursements by Company bank account


                        OPERATING REPORT Page 3 (7 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.    00 B 28798
              ---------------------------                            ----------

                              DISBURSEMENT LISTING
                              --------------------

                      FOR MONTH ENDING NOVEMBER 30, 2000
                                       -----------

Bank:             LASALLE BANK N.A.
                  -------------------------------------------------------------

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  -------------------------------------------------------------

Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                  -------------------------------------------------------------

Account No.:      5800272592
                  -------------------------------------------------------------


 DATE DISBURSED            CHECK/WIRE NO.                        DESCRIPTION                               AMOUNT
 --------------            --------------                        -----------                               ------
    Various                     Various              Salaries, Benefits & Insurance                       $   85,783
      None                       None                Stay Bonus                                                    -
      None                       None                Utilities                                                     -
    Various                     Various              Rents & Leases                                            3,559
      None                       None                Remaining Man. Costs                                          -
      None                       None                Pre-Petition Vendor Payments                                  -
      None                       None                Real Estate Taxes                                             -
      None                       None                Asset Sale Related Expenses                                   -
      None                       None                Foothill Capital-Secured Loan                                 -
      None                       None                Union Closure Agreement                                       -
      None                       None                Parts Purchases                                               -
    Various                     Various              Professional/Trustee Fees                               108,923
      None                       None                Foothill Principal Payments                                   -
      None                       None                Boeing Letter of Credit                                       -
      None                       None                Federal and State Income Taxes                                -
      None                       None                Foothill Interest & Fees                                      -
    Various                     Various              All Other                                                48,634
                                                                                                          ----------
                                               TOTAL DISBURSEMENTS                                        $  246,899
                                                                                                          ----------

  You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (8 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.    00 B 28798
              ---------------------------                            ----------

                              DISBURSEMENT LISTING
                              --------------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------

Bank:             LASALLE BANK N.A.
                  -------------------------------------------------------------

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                  -------------------------------------------------------------

Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                  -------------------------------------------------------------

Account No.:      5800272618
                  -------------------------------------------------------------


 DATE DISBURSED            CHECK/WIRE NO.                        DESCRIPTION                               AMOUNT
 --------------            --------------                        -----------                               ------
     None                         None                Salaries, Benefits & Insurance                       $    -
     None                         None                Stay Bonus                                                -
     None                         None                Utilities                                                 -
     None                         None                Rents & Leases                                            -
     None                         None                Remaining Man. Costs                                      -
     None                         None                Pre-Petition Vendor Payments                              -
     None                         None                Real Estate Taxes                                         -
     None                         None                Asset Sale Related Expenses                               -
     None                         None                Foothill Capital-Secured Loan                             -
     None                         None                Union Closure Agreement                                   -
     None                         None                Parts Purchases                                           -
     None                         None                Professional/Trustee Fees                                 -
     None                         None                Foothill Principal Payments                               -
     None                         None                Boeing Letter of Credit                                   -
     None                         None                Foothill Interest & Fees                                  -
     None                         None                All Other                                                 -

                                                                                                        ---------
                                                TOTAL DISBURSEMENTS                                        $    -
                                                                                                        ---------

  You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (9 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.    00 B 28798
              ---------------------------                            ----------

                              DISBURSEMENT LISTING
                              --------------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------

Bank:            LASALLE BANK N.A.
                 -------------------------------------------------------------

Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 -------------------------------------------------------------

Account Name:    ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                 -------------------------------------------------------------

Account No.:     5800272600
                 -------------------------------------------------------------


 DATE DISBURSED            CHECK/WIRE NO.                        DESCRIPTION                               AMOUNT
 --------------            --------------                        -----------                               ------
      None                         None                Salaries, Benefits & Insurance                      $    -
      None                         None                Stay Bonus                                               -
      None                         None                Utilities                                                -
      None                         None                Rents & Leases                                           -
      None                         None                Remaining Man. Costs                                     -
      None                         None                Pre-Petition Vendor Payments                             -
      None                         None                Real Estate Taxes                                        -
      None                         None                Asset Sale Related Expenses                              -
      None                         None                Foothill Capital-Secured Loan                            -
      None                         None                Union Closure Agreement                                  -
      None                         None                Parts Purchases                                          -
      None                         None                Professional/Trustee Fees                                -
      None                         None                Foothill Principal Payments                              -
      None                         None                Boeing Letter of Credit                                  -
      None                         None                Foothill Interest & Fees                                 -
      None                         None                All Other                                                -

                                                                                                         --------
                                                 TOTAL DISBURSEMENTS                                       $    -
                                                                                                         --------

  You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (10 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.    00 B 28798
              ---------------------------                            ----------

                              DISBURSEMENT LISTING
                              --------------------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------

Bank:            LASALLE BANK N.A.
                 -------------------------------------------------------------

Location:        135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                 -------------------------------------------------------------

Account Name:    VERSON CORPORATION PAYROLL ACCOUNT
                 -------------------------------------------------------------

Account No.:     5800026501
                 -------------------------------------------------------------


 DATE DISBURSED            CHECK/WIRE NO.                        DESCRIPTION                               AMOUNT
 --------------            --------------                        -----------                               ------
      None                         None                Salaries, Benefits & Insurance                      $    -
      None                         None                Stay Bonus                                               -
      None                         None                Utilities                                                -
      None                         None                Rents & Leases                                           -
      None                         None                Remaining Man. Costs                                     -
      None                         None                Pre-Petition Vendor Payments                             -
      None                         None                Real Estate Taxes                                        -
      None                         None                Asset Sale Related Expenses                              -
      None                         None                Foothill Capital-Secured Loan                            -
      None                         None                Union Closure Agreement                                  -
      None                         None                Parts Purchases                                          -
      None                         None                Professional/Trustee Fees                                -
      None                         None                Foothill Principal Payments                              -
      None                         None                Boeing Letter of Credit                                  -
      None                         None                Foothill Interest & Fees                                 -
      None                         None                All Other                                                -

                                                                                                         --------
                                                 TOTAL DISBURSEMENTS                                       $    -
                                                                                                          -------

  You must create a separate list for each bank account for which disbursements were made during the month.


                        OPERATING REPORT Page 3 (11 of 18)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:   00 B 28798
              ---------------------------                            ----------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------


STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------
               Beginning Inventory                        $            -
                                                         -------------------

               Add: purchases                             $            -
                                                         -------------------

               Less: goods sold                           $            -
                   (cost basis)                          -------------------

               Ending Inventory                           $            -
                                                         -------------------


PAYROLL INFORMATION STATEMENT
-----------------------------
Gross payroll for this period                             $           74,967
                                                         -------------------

Payroll taxes due but unpaid                              $            -
                                                         -------------------


               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------

                                              Amount of    Number of      Amounts of
                             Date regular      Regular      Payments       Payments
Name of Creditor/Lessor     payment is due     Payment     Delinquent     Delinquent*
-----------------------     --------------    ---------    ----------     -----------
                                                                           $        -

* Include only post-petition payments

                             OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:   00 B 28798
              ---------------------------                            ----------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------


STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------

ACCOUNTS RECEIVABLE:
         Beginning month balance                            $ 13,349,594
                                                          ---------------

         Add:    sales on account (2)                       $          -
                                                          --------------

         Less:  collections/adjustments                     $          -
                                                          ---------------

         End of month balance                               $ 13,349,594
                                                          ---------------


   0-30 Days               31-60 Days             61-90 Days               Over 90 Days (1)                End of Month
-----------------        ---------------        ---------------           -------------------          -----------------------
  $       -                $        -             $        -                 $ 13,349,594                   $ 13,349,594
-----------------        ---------------        ---------------           -------------------          -----------------------


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------

         Beginning of month balance                         $        -
                                                          ---------------

         Add: credit extended                               $  144,544
                                                          ---------------

         Less: payments of account                          $ (144,544)
                                                          ---------------

         End of month balance                                     -
                                                          ---------------

   0-30 Days               31-60 Days             61-90 Days                 Over 90 Days                   End of Month
-----------------        ---------------        ---------------           -------------------          -----------------------
  $       -                $        -             $        -                 $          -                   $          -
-----------------        ---------------        ---------------           -------------------          -----------------------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

                            OPERATING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    ALLIED PRODUCTS CORPORATION                CASE NO.:   00 B 28798
              ---------------------------                            ----------

                      FOR MONTH ENDING NOVEMBER 30, 2001
                                       -----------


                                TAX QUESTIONNAIRE
                                -----------------
Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.


                                                            ----           -----
  1.         Federal Income Taxes                   Yes      X      No
                                                            ----           -----

                                                            ----           -----
  2.         FICA withholdings                      Yes      X      No
                                                            ----           -----

                                                            ----           -----
  3.         Employee's withholdings                Yes      X      No
                                                            ----           -----

                                                            ----           -----
  4.         Employer's FICA                        Yes      X      No
                                                            ----           -----

                                                            ----           -----
  5.         Federal Unemployment Taxes             Yes      X      No
                                                            ----           -----

                                                            ----           -----
  6.         State Income Tax                       Yes      X      No
                                                            ----           -----

                                                            ----           -----
  7.         State Employee withholdings            Yes      X      No
                                                            ----           -----

                                                            ----           -----
  8.         All other state taxes                  Yes      X      No
                                                            ----           -----


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.


                            OPERATING REPORT Page 6


-----------------------------------------------------------------------------------------------------------------------------
                                          Department of the Treasury - Internal Revenue Service
(REV. 06-97)                                  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------
                                          DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------
                TO     District Director, Internal revenue Service
                       Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------
              FROM:    Name of Taxpayer               Allied Products Corp
                       ------------------------------------------------------------------------------------------------------
                       Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-----------------------------------------------------------------------------------------------------------------------------
SECTION 1                            FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                               for the payroll period from       20-Oct-01    to   2-Nov-01
                                                               -------------    -------------

Taxes Reported on                    Payroll Date                  2-Nov-01
form 941, Employer's                                           -----------------
Quarterly Federal Tax
Return                    Gross wages paid to employees                                $      24,499
                                                                                      --------------
                          Income tax withheld                                          $       5,529
                                                                                      --------------
                          SOCIAL SECURITY  Employer's Soc. Sec.                        $         177
                                                                                      --------------
                                           Employee's Soc. Sec                                   177
                                                                                      --------------
                                           Employer's Medicare                                   355
                                                                                      --------------
                                           Employee's Medicare                                   355
                                                                                      --------------
                                           SOC. SEC & MEDICARE TOTAL                   $       1,064
                                                                                      --------------
                          Tax Deposited                                                $       6,593
                                                                                      --------------
                          Date Deposited                                     Wired To ADP 11/02/01
                                                                         ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SECTION 2                            FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                           for the payroll period from                 to
                                                                         -------------    -------------
Taxes Reported on
form 940, Employer's      Gross wages paid to employees                                $         -
Annual Federal                                                                        --------------
Unemployment Tax          Tax Deposited                                                $         -
Return                                                                                --------------
                          Date Deposited
                                                                         ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION
                       (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------

                                -----
Deposit Method                           Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                -----

                                -----
(check box)                       X      Electronic Federal Payment System (EFTPS) Deposit
                                -----
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 11/02/01 received by: (1)
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                                      received by:
-----------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                  Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-----------------------------------------------------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

15 of 18
Payroll 11.02                          Cat. #43099Z                            Form 6123 (rev.06-97)



-----------------------------------------------------------------------------------------------------------------------------
                                          Department of the Treasury - Internal Revenue Service
(REV. 06-97)                                  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------
                                          DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------
                TO     District Director, Internal revenue Service
                       Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------
              FROM:    Name of Taxpayer               Allied Products Corp
                       ------------------------------------------------------------------------------------------------------
                       Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-----------------------------------------------------------------------------------------------------------------------------
SECTION 1                            FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                               for the payroll period from       3-Nov-01    to   16-Nov-01
                                                               -------------    -------------

Taxes Reported on                    Payroll Date                  16-Nov-01
form 941, Employer's                                           -----------------
Quarterly Federal Tax
Return                    Gross wages paid to employees                                $      24,434
                                                                                      --------------
                          Income tax withheld                                          $       5,511
                                                                                      --------------
                          SOCIAL SECURITY  Employer's Soc. Sec.                        $         173
                                                                                      --------------
                                           Employee's Soc. Sec                                   173
                                                                                      --------------
                                           Employer's Medicare                                   354
                                                                                      --------------
                                           Employee's Medicare                                   354
                                                                                      --------------
                                           SOC. SEC & MEDICARE TOTAL                   $       1,054
                                                                                      --------------
                          Tax Deposited                                                $       6,565
                                                                                      --------------
                          Date Deposited                                     Wired To ADP 11/16/01
                                                                         ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SECTION 2                            FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                           for the payroll period from                 to
                                                                         -------------    -------------
Taxes Reported on
form 940, Employer's      Gross wages paid to employees                                $         -
Annual Federal                                                                        --------------
Unemployment Tax          Tax Deposited                                                $         -
Return                                                                                --------------
                          Date Deposited
                                                                         ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION
                       (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------

                                -----
Deposit Method                           Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                -----

                                -----
(check box)                       X      Electronic Federal Payment System (EFTPS) Deposit
                                -----
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 11/16/01 received by: (1)
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                                      received by:
-----------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                  Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-----------------------------------------------------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

16 of 18
Payroll 11.16                          Cat. #43099Z                            Form 6123 (rev.06-97)



-----------------------------------------------------------------------------------------------------------------------------
                                          Department of the Treasury - Internal Revenue Service
(REV. 06-97)                                  VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------
                                          DO NOT ATTACH THIS NOTICE TO YOUR RETURN
-----------------------------------------------------------------------------------------------------------------------------
                TO     District Director, Internal revenue Service
                       Attn: Chief, Special Procedures Function
-----------------------------------------------------------------------------------------------------------------------------
              FROM:    Name of Taxpayer               Allied Products Corp
                       ------------------------------------------------------------------------------------------------------
                       Taxpayer Address               1355 East 93rd Street Chicago, IL 60619
-----------------------------------------------------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United
States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
-----------------------------------------------------------------------------------------------------------------------------
SECTION 1                            FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                               for the payroll period from      17-Nov-01    to  30-Nov-01
                                                               -------------    -------------

Taxes Reported on                    Payroll Date                   30-Nov-01
form 941, Employer's                                           -----------------
Quarterly Federal Tax
Return                    Gross wages paid to employees                                $      24,447
                                                                                      --------------
                          Income tax withheld                                          $       5,515
                                                                                      --------------
                          SOCIAL SECURITY  Employer's Soc. Sec.                        $         173
                                                                                      --------------
                                           Employee's Soc. Sec                                   173
                                                                                      --------------
                                           Employer's Medicare                                   354
                                                                                      --------------
                                           Employee's Medicare                                   354
                                                                                      --------------
                                           SOC. SEC & MEDICARE TOTAL                   $       1,056
                                                                                      --------------
                          Tax Deposited                                                $       6,571
                                                                                      --------------
                          Date Deposited                                     Wired To ADP 11/30/01
                                                                         ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SECTION 2                            FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                           for the payroll period from                 to
                                                                         -------------    -------------
Taxes Reported on
form 940, Employer's      Gross wages paid to employees                                $         -
Annual Federal                                                                        --------------
Unemployment Tax          Tax Deposited                                                $         -
Return                                                                                --------------
                          Date Deposited
                                                                         ------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                      CERTIFICATION
                       (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)
This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in
Circular E, Employer's Tax Guide (Publication 15)
-----------------------------------------------------------------------------------------------------------------------------

                                -----
Deposit Method                           Form 8109/8109B Federal Tax Deposit (FTD) coupon
                                -----

                                -----
(check box)                      X       Electronic Federal Payment System (EFTPS) Deposit
                                -----
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                Wired To ADP 11/30/01 received by: (1)
-----------------------------------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)         Date of Deposit       EFTPS acknowledgement number or Form 8109 FTD
                                                      received by:
-----------------------------------------------------------------------------------------------------------------------------
Depositor's Employer                                  Name and Address of Bank
Identification Number:
-----------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
-----------------------------------------------------------------------------------------------------------------------------
Signed:                         Date:
-----------------------------------------------------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
-----------------------------------------------------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

17 of 18
Payroll 11.30                          Cat. #43099Z                            Form 6123 (rev.06-97)


                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY


I,  Richard Drexler,   acting as the duly authorized agent for Debtor in

Possession (Trustee) declare under penalty of perjury under the laws of the

United States that I have read and I certify that the figures, statements,

disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                 --------------------------------------------
                                 For the Debtor In Possession (Trustee)

                                 Print or type name and capacity of
                                 person signing this Declaration:

                                             Richard A. Drexler
                                 --------------------------------------------

                                      Chairman, President, CEO and CFO
                                 --------------------------------------------




DATED:
            --------------------------------------------




                            OPERATING REPORT Page 8